SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

      Date of Report (Date of Earliest event Reported): September 26, 2005

                                     RUDY 45
             (Exact Name of Registrant as Specified in its Charter)


             Nevada                        000-29475                 88-0491630
(State  or  other  Jurisdiction     (Commission  File Number)      (IRS Employer
      of  Incorporation)                                           I.D.  Number)



                          2633 Lincoln Blvd., Suite 117
                             Santa Monica, CA 90405
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 452-3206

                                  PHC HOLDINGS
          (Former name or former address, if changed since last report)

Item  8.01.  Other  Events:

(i) Registrant changed its name from PHC Holdings to RUDY 45 - The Articles of Incorporation of Registrant were amended to change the name of Registrant from PHC Holdings to "RUDY 45". This name change became effective September 26, 2005, the date when Registrant commenced trading under its new name and its new symbol "RDYF."

(ii) Registrant previously announced a 1450 to 1 reverse stock split ("Reverse Split"). Reverse Split became effective on September 26, 2005 to shareholders of record on such date.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PHC HOLDINGS


Date:  September  30,  2005


                                /s/  Sonia  Farrell
                                -----------------
                            Sonia  Farrell,  President